UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2018 (August 17, 2018)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

48 NW 25th Street, Suite 108

Miami, FL 33127
(Address of principal executive offices, including zip code)

(786) 675-5246
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 17, 2018, Cool Holdings, Inc., a Delaware corporation, and its wholly-owned subsidiary, OneClick International, LLC (collectively, the “Company”), exercised an option to acquire the assets of a chain of seven retail electronics stores in the Dominican Republic referred to as the “Unitron Assets.”  The Option Agreement, attached hereto as Exhibit 10.1, was issued on January 5, 2018 as part of the Company’s Merger with Cooltech Holding Corp. (“Cooltech”) which closed March 12, 2018.  The Option Agreement was subsequently amended on August 13, 2018, which amendment is attached hereto as Exhibit 10.2.  The Notice of Exercise of the option is attached as Exhibit 10.3.

Consideration for the acquisition consisted of $4.3 million plus the issuance of 625,077 shares of Cool Holdings common stock to the shareholders of Cooltech at the time of the Merger.  The $4.3 million of consideration was comprised of $3.7 million of cash previously advanced to the seller, which receivable was cancelled, and the assumption of $600,000 of debt which is due in two equal installments in October 2018 and April 2019.  The common stock was issued pursuant to an exemption from registration under Regulation D, promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”).  All of the common stock issued in the transaction are “restricted securities,” as defined in Rule 144(a)(3), promulgated under the Securities Act.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, which are incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 3.02. Unregistered Sales of Equity Securities

The information called for by this item is contain in Item 1.01, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 20, 2018, the Company issued a press release announcing the Exchange. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Option Agreement.
10.2	First Amendment to Option Agreement.
10.3	Notice of Exercise.
99.1	Press Release dated August 20, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.

Date:	August 20, 2018	By:	/s/ Alfredo Carrasco
Alfredo Carrasco
Chief Financial Officer